RESEARCH, DEVELOPMENT AND ENGINEERING	12 Months Ended
Dec. 31, 2017
RESEARCH, DEVELOPMENT AND ENGINEERING
RESEARCH, DEVELOPMENT AND ENGINEERING

NOTE O. RESEARCH, DEVELOPMENT AND ENGINEERING

RD&E expense was $5,787 million in 2017, $5,751 million in 2016 and $5,247 million in 2015. In addition, RD&E expense included in discontinued operations was $1 million in 2016 and $197 million in 2015.

The company incurred total expense of $5,367 million, $5,421 million and $5,178 million in 2017, 2016 and 2015, respectively, for scientific research and the application of scientific advances to the development of new and improved products and their uses, as well as services and their application. Within these amounts, software-related expense was $3,275 million, $3,470 million and $3,064 million in 2017, 2016 and 2015, respectively.

Expense for product-related engineering was $420 million, $332 million and $267 million in 2017, 2016 and 2015, respectively.